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                                 EXHIBIT (J)(1)
                            CONSENT OF ROPES & GRAY
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                               CONSENT OF COUNSEL


         We hereby consent to the use of our name and to the reference to our firm under the caption "Experts" included in or made a part of Post-Effective Amendment No. 13 to the Registration Statement of One Group(R) Investment Trust on Form N-1A (Nos. 33-66080 and 811-7874) under the Securities Act of 1933, as amended.


                                                              /s/ Ropes & Gray
                                                              ROPES & GRAY


Washington, D.C.
April 14, 2000